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                                                                    Exhibit 24.1
                                                                    ------------


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each of Russell Huffer, Robert G. Barbieri and Patricia A. Beithon, with full power to each act without the other, his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, relating to the issuance of 200,000 shares of Common Stock of Apogee Enterprises, Inc. pursuant to the Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed on this 31st day of January, 2000, by the following persons:



           Signature                                Title
           ---------                                -----


   /s/ Russell Huffer                 Chairman of the Board of Directors, Chief
---------------------------------     Executive Officer, President and Director
   Russell Huffer                     (principal executive officer)

   /s/  Robert G. Barbieri            Vice President Finance and Chief Financial
---------------------------------     Officer (principal financial and
   Robert G. Barbieri                 accounting officer)

   /s/ Bernard P. Aldrich             Director
---------------------------------
   Bernard P. Aldrich


   /s/ Harry A. Hammerly              Director
---------------------------------
   Harry A. Hammerly


   /s/ Laurence J. Niederhofer        Director
---------------------------------
   Laurence J. Niederhofer


   /s/ James L. Martineau             Director
---------------------------------
   James L. Martineau


   /s/ Donald W. Goldfus              Director
---------------------------------
   Donald W. Goldfus


   /s/ Barbara B. Grogan              Director
---------------------------------
   Barbara B. Grogan
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   /s/ Stephen C. Mitchell            Director
---------------------------------
   Stephen C. Mitchell


   /s/ J. Patrick Horner              Director
---------------------------------
   J. Patrick Horner


   /s/ Michael E. Shannon             Director
---------------------------------
   Michael E. Shannon